SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

The New Ireland Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 30, 2012

Dear Stockholder,

          Enclosed you will find a Notice and Proxy Statement for the Annual Meeting of Stockholders (the “Meeting”) of The New Ireland Fund, Inc. (the “Fund”) to be held on Tuesday, June 5, 2012 at 9:00 a.m. at the Harvard Club, 27 West 44th Street, New York, NY 10036. At the Meeting, stockholders will elect two Directors and vote on such other matters as may properly come before the Meeting.

          On behalf of the Board of Directors, I cordially invite all stockholders to attend the Meeting. Whether or not you plan to attend the Meeting in person, please take the time to vote by mailing in your proxy. As explained in the attached Proxy Statement, you may withdraw your proxy at any time before it is actually voted at the Meeting.

          We look forward to your continued support.

Sincerely,

Chairman

THE NEW IRELAND FUND, INC.
c/o BNY Mellon Investment Servicing (US) Inc.
BNY Mellon Center
One Boston Place
201 Washington Street, 34th Floor
Boston, Massachusetts 02109

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

June 5, 2012

To the Stockholders of The New Ireland Fund, Inc.:

          NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of The New Ireland Fund, Inc. (the “Fund”), a Maryland corporation, will be held on Tuesday, June 5, 2012 at 9:00 a.m., New York time, at the Harvard Club, 27 West 44th Street, New York, NY 10036, for the following purposes:

1.	To elect two (2) Directors of the Fund (Proposal 1).

2.	To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

          These items are discussed in greater detail in the attached Proxy Statement.

          Only stockholders of record at the close of business on Monday April 9, 2012 are entitled to notice of, and to vote at, this Meeting or at any adjournments thereof.

By order of the Board of Directors

Vincenzo A. Scarduzio, Esq.
Secretary
Dated: April 30, 2012

Important Notice Regarding the Availability of Proxy Materials for the Meeting. This Proxy Statement is posted on the Fund’s website at www.newirelandfund.com.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK FOR YOUR COOPERATION IN MAILING IN YOUR PROXY CARD PROMPTLY. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE NEXT PAGE.

INSTRUCTIONS FOR SIGNING PROXY CARDS

          The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

          1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

          2. Joint Accounts: Joint owners should each sign, exactly as your names(s) are shown in the registration.

          3. All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts

(1) ABC Corp	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp.
c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
u/t/d 12/28/78	Jane B. Doe

Custodian or Estate Accounts

(1) John B. Smith, Cust.
f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

THE NEW IRELAND FUND, INC.
c/o BNY Mellon Investment Servicing (US) Inc.
BNY Mellon Center
One Boston Place
201 Washington Street, 34th Floor
Boston, Massachusetts 02109

ANNUAL MEETING OF STOCKHOLDERS
June 5, 2012

PROXY STATEMENT

          This Proxy Statement is furnished by the Board of Directors of The New Ireland Fund, Inc. (the “Fund”) in connection with its solicitation of proxies for use at the Annual Meeting of Stockholders (the “Meeting”) to be held on Tuesday, June 5, 2012 at 9:00 a.m. at the Harvard Club, 27 West 44th Street, New York, NY 10036 and at any adjournments thereof. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders.

          If the accompanying proxy is executed properly and returned by June 5, 2012 in time to be voted at the Meeting, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. If, however, no instructions are specified, shares will be voted for the election of Directors. If your shares are held though a broker, your shares can be voted on the election of Directors in your broker’s discretion. Broker non-votes will have no effect on the election of Directors. A proxy may be revoked at any time prior to the time it is voted, by written notice to the Secretary of the Fund or by attendance at the Meeting.

          A quorum of the Fund’s shareholders is required to properly conduct the business of the Meeting. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast at the meeting. In the event a quorum is not present at the Meeting, the holders of a majority of the stock present in person or by proxy will have the power to adjourn the Meeting, without notice other than an announcement at the Meeting, until the requisite amount of stock entitled to vote at such Meeting is present. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting in person or by proxy and the persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting will take place not more than 120 days after the original record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting.

          The close of business on April 9, 2012 has been fixed as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Meeting. As of the Record Date, the Fund had 6,201,812 shares of common stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting. It is expected that the Notice of Annual Meeting, Proxy Statement, and form of proxy will be mailed to stockholders on or about April 30, 2012.

          The Annual Report of the Fund, including audited financial statements for the fiscal year ended October 31, 2011, is available upon request, without charge, by writing to The New Ireland Fund, Inc., C/O BNY Mellon Investment Servicing (US) Inc., One Boston Place, 201 Washington Street, 34th Floor, Boston, Massachusetts 02109, by accessing the Fund’s website at www.newirelandfund.com, or by calling toll-free 1-800-468-6475.

          The date of this Proxy Statement is April 30, 2012.

ELECTION OF DIRECTORS
(Proposal No. 1)

          At the Meeting, two Directors will be elected. Pursuant to the Fund’s By-laws, the terms of office of the Directors are staggered. The Board of Directors is divided into three classes, designated: Class I, Class II, and Class III. Class I consists of Peter J. Hooper and George G. Moore, Class II consists of Denis P. Kelleher and David Dempsey, and Class III consists of Margaret Duffy and Sean Hawkshaw. The two Directors in Class I are being considered for election at this Meeting. If elected, Messrs. Hooper and Moore will hold office for a term of three years and until their successor is elected and qualified. It is the intention of the persons named in the accompanying proxy to vote, on behalf of the stockholders, for the election of Peter J. Hooper and George G. Moore.

          The nominees have consented to being named in this Proxy Statement and to serve as Director if elected. The Board of Directors has no reason to believe that the nominee will become unavailable for election as a Director, but if that should occur before the Meeting, proxies will be voted for such other person as the Board of Directors may recommend.

          The Directors and officers of the Fund are listed below, together with their respective positions, and a brief statement of their principal occupations during the past five years and, in the case of Directors, their positions with certain organizations and publicly-held companies. For the purposes of the table below and this Proxy Statement, except as otherwise defined, the term “Independent Director” means those Directors who are not “interested persons,” as defined in the 1940 Act, of the Fund, and the term “Interested Director” means those Directors who are “interested persons” of the Fund.

Name Address, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) and Other Directorships During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director

INDEPENDENT DIRECTORS:
Peter J. Hooper, 72 Westchester Financial Center, Suite 1000 50 Main Street White Plains, NY 10606	Director and Chairman of the Board	Since 1990	President, Hooper Associates-Consultants (1994 to present); Director, The Ireland United States Council for Commerce and Industry (1984 to present).	1

David Dempsey, 62 Bentley Associates L.P. 250 Park Avenue – Suite 1101 New York, NY 10177	Director	Since 2007	Managing Director, Bentley Associates L.P., (1992 to present).	1

Margaret Duffy, 68 164 East 72 Street, Suite 7B New York, NY 10021	Director	Since 2006	Retired Partner Arthur Andersen LLP and currently a Financial Consultant; Director, The Dyson-Kissner-Moran Corporation (2000 to 2010).	1

Denis P. Kelleher, 73 17 Battery Place New York, NY 10004	Director	Since 1991	Chairman and Chief Executive Officer, Wall Street Access-Financial Services (1981 to present).	1

George G. Moore, 60 1861 International Drive. 6th Floor McLean, VA 22102	Director	Since 2004	Managing Partner, Ravensdale Capital (2011 to present); Advisor, TARGUS Information Corporation, a Neustar Company (1993 to present); Chairman, Erne Heritage Holdings (1990 to Present); Chairman, Virginia Distillery Company (2011to present).	1

* Each Director shall serve until the expiration of his or her current term and until his or her successor is elected and qualified.

Name Address, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served*	Principal Occupation(s) and Other Directorships During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director

INTERESTED DIRECTOR:
Sean Hawkshaw, 47	Director and President**	Since 2011

Chief Executive Officer & Director, Kleinwort Benson Investors International Ltd (2002 to Present); Director, Kleinwort Benson Investors Dublin Limited (1994 to Present); Director, Kleinwort Benson Fund Managers Limited (2002 to Present); Director, Kleinwort Bensons Investors Institutional Funds PLC (2004 to Present); Director Kleinwort Benson/Lothbury Qualifying Investor Public Limited Company (2006 to Present); Director, Irish Auditing and Accounting Supervisory Authority (2006 to Present); Director KBC Asset Management (U.K.) Ltd (2002 to 2010); Director KBC Life Fund Management Ireland Ltd (2003 to 2009); Director Fusion Alternative Investments PLC (2008 to Present); Director, Irish Association of Investment Managers (2003 to Present).

1

OFFICERS***:
Sean Hawkshaw	President	Since 2011	See description above

Lelia Long, 49 BNY Mellon Center One Boston Place 201 Washington Street, 34th Floor Boston, Massachusetts 02109	Treasurer	Since 2002

Investment Management Consultant (2009 to present); Compliance Director, Vigilant Compliance Services, (2009 to present); Chief Compliance Officer, Simple Alternatives LLC (2010 to Present); Chief Compliance Officer, Pemberwick Investment Advisors, LLC (2010 to Present); Senior Vice President, Bank of Ireland Asset Management (U.S.) Limited (2000 to 2008).

Salvatore Faia, 49 BNY Mellon Center One Boston Place 201 Washington Street, 34th Floor Boston, Massachusetts 02109	Chief Compliance Officer	Since 2005	President, Vigilant Compliance Services, (2004 to present); Director, EIP Growth and Income Fund (2005 to present).

Colleen Cummings, 41 4400 Computer Drive Westborough, MA 01580	Assistant Treasurer	Since 2006	Vice President and Director, BNY Mellon Investment Servicing (US) Inc. (2004 to present).

Vincenzo A. Scarduzio, 40 301 Bellevue Parkway, 2nd Floor Wilmington, DE 19809	Secretary	Since 2005	Vice President and Assistant Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 to present); Assistant Vice President, BNY Mellon Investment Servicing (US) Inc. (2006 to 2010).

* Each Director shall serve until the expiration of his or her current term and until his or her successor is elected and qualified.
** Mr. Hawkshaw is deemed to be an “interested” director because of his affiliation with the Investment Advisor. Mr. Hawkshaw’s term of office expires at the conclusion of the Meeting.
*** Each Officer of the Fund will hold office until a successor has been elected by the Board of Directors.

Equity Securities Beneficially Owned by the Directors

Name of Director	Dollar Range of Equity Securities Held in the Fund*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies**

Independent Directors
David Dempsey	B	B
Margaret Duffy	D	D
Peter J. Hooper	C	C
Denis P. Kelleher	E	E
George G. Moore	D	D

Interested Directors
Sean Hawkshaw	A	A

* Key to Dollar Ranges
A.	None
B.	$1-$10,000
C.	$10,001-$50,000
D.	$50,001-$100,000
E.	Over $100,000

          ** As of April 9, 2012, the Family of Investment Companies consisted of only the Fund.

          As of April 9, 2012, none of the Independent Directors, nor any of his or her immediate family members owned beneficially or of record securities in the Fund’s investment adviser, Kleinwort Benson Investors International Ltd (“KBI”) (the “Investment Adviser”), or any person directly or indirectly controlling, controlled by, or under common control with the Investment Adviser.

Compensation

          The following table sets forth certain information regarding the compensation of the Fund’s Directors and officers. The Fund currently pays each of its Directors who is not a managing director, officer, or employee of the Fund’s Investment Adviser or any affiliate thereof an annual fee of $18,150 plus $2,000 for each meeting of the Board of Directors and any Committee of the Board of Directors attended in person and any stockholder meeting attended in person not held on the same day as a meeting of the Board. Directors are paid $1,000 for each meeting of the Board of Directors and any Committee of the Board of Directors attended via telephone. In addition, each Independent Director may be compensated for incremental work, over and above attending a meeting, as a member of an ad hoc committee. The Fund pays the Chairman of the Board of Directors an additional $39,600 annually and pays the Chairman of the Audit Committee an additional retainer of $9,300 annually. In addition, each Director is also reimbursed for travel and certain out-of-pocket expenses. Officers of the Fund who are employed by BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), the Fund’s administrator, receive reimbursement from the Fund for travel to and from Board meetings. No Director received compensation from the Fund in excess of $120,000 for the fiscal year ended October 31, 2011.

Compensation Schedule for the
Fiscal Year Ended October 31, 2011

Name of Person and Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation From the Fund Paid to Directors

Peter J. Hooper	$75,750	0	N/A	$75,750
Chairman of the Board

David Dempsey	$37,500	0	N/A	$37,500
Director

Margaret Duffy	$48,500	0	N/A	$48,500
Director

Name of Person and Position	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation From the Fund Paid to Directors

Denis P. Kelleher	$35,500	0	N/A	$35,500
Director

George G. Moore	$33,500	0	N/A	$33,500
Director

Sean Hawkshaw	$0	$0	N/A	$0
Director

          There were four regular meetings and five special meetings of the Board of Directors held during the fiscal year ended October 31, 2011. Each Director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board on which the Director served. Aggregate fees paid to the Board of Directors for the fiscal year ended October 31, 2011 were $230,750.

Additional Information about the Fund’s Board of Directors

Board Responsibilities

          The Board has the overall responsibility for monitoring the operations of the Fund. The Board has approved contracts under which certain companies provide essential management services to the Fund. The Board has the responsibility for supervising the services provided by those companies.

          Like most registered investment companies, the day-to-day business of the Fund, including the management of risk, is performed by third party service providers, such as the Investment Adviser, Administrator and Transfer Agent. The Directors are responsible for overseeing the Fund’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks – that is, events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures and controls to identify those possible events or circumstances, to lessen the probability of their occurrence, and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Fund’s business (for example, the Investment Adviser is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Fund’s service providers the importance of maintaining vigorous risk management.

          As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers. Additionally, the Investment Adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Fund’s Chief Compliance Officer, as well as personnel of other service providers, such as the Fund’s independent registered public accounting firm, make periodic reports to the Audit Committee of the Board (the “Audit Committee”) or to the entire Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

          The Fund’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues. At least annually, the Fund’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Fund’s policies and procedures and those of its service providers. The report addresses the operation of the policies and procedures of the Fund and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

          The Board receives reports from the Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Investment Adviser’s Securities Pricing Committee reports to the Board concerning investments for which market quotations are not readily available, if any. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Fund in its periodic reports with the Securities and Exchange Commission (“SEC”) are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Fund’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Fund’s financial reporting and the preparation of the Fund’s financial statements.

          From their review of these reports and discussions with each service provider, the Chief Compliance Officer and the independent registered public accounting firm, the Board and the Audit Committee learn in detail about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

          The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Directors as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Investment Adviser and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members and Structure of the Board

          There are currently six members of the Board of Directors, five of whom are Independent Directors. At a meeting of the Board held on March 27, 2012, the Board decided that, effective upon the expiration of the term of Sean Hawkshaw, the number of Directors of the Fund will be reduced from six to five, all of whom will be Independent Directors. The Fund made this decision after determining that, under present circumstances, it is more appropriate for the Board to consist entirely of Independent Directors. Peter Hooper serves as Chairman of the Board. The Fund has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Fund. The Fund made this determination in consideration of, among other things, the fact that the Board including the Chairman, consists of five Independent Directors, the fact that the chairperson of the Audit Committee is an Independent Director and the amount of assets under management in the Fund. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Directors from Fund management.

Individual Director Qualifications

          The Fund has concluded that the Directors of the Fund should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, identify and request other information they may deem relevant to the performance of their duties, question management and other service providers regarding material factors bearing on the management and administration of the Fund, and exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders. In addition, the Fund has concluded that each of the Directors should serve as a Director based on his or her own experience, qualifications, attributes and skills as described below.

          The Fund has concluded that Mr. Hooper should serve as a Director because of the business and management experience he has gained as President of the consulting firm he founded in 1994, his knowledge of and experience in the financial services industry, and his experience serving as a Director of the Fund since 1990.

          The Fund has concluded that Ms. Duffy should serve as a Director because of her experience in financial consulting, her experience and background in the public accounting profession, including serving as an audit partner on multinational companies for an international accounting firm and her experience serving as a director of other companies, and as a Director of the Fund since 2006.

          The Fund has concluded that Mr. Dempsey should serve as a Director because of the financial and management experience he gained serving as a managing director of an international investment banking firm since 1991, his knowledge of the financial services and banking industries, and his experience serving as a Director of the Fund since 2007.

          The Fund has concluded that Mr. Kelleher should serve as a Director because of the business and management experience he has gained serving as Chief Executive Officer of a financial services firm since 1981, and his experience serving as a director of public companies, and as a Director of the Fund since 1991.

          The Fund has concluded that Mr. Moore should serve as a Director because of the experience he has gained serving as Chairman and Chief Executive Officer of an information services company since 1993, and his experience serving as a Director of the Fund since 2004.

          The Fund has concluded that Mr. Hawkshaw should serve as a Director because of his experience as CEO of the Fund’s Adviser and his many years experience in the asset management business. He served as a Director of the Fund since July 2011.

          In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Directors primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the operation of the Fund. Moreover, references to the qualifications, attributes and skills of individual Directors are pursuant to requirements of the SEC, do not constitute that the Board, or any Director, possesses any special expertise or experience, and shall not be deemed to impose any greater responsibility, or liability, on any such person or on the Board by reason thereof.

Committees of the Board of Directors

Audit Committee/Audit Committee Report

          The role of the Audit Committee is to assist the Board of Directors in its oversight of the Fund’s financial reporting process. The Audit Committee operates pursuant to a Charter that was most recently approved by the Board on June 7, 2011. As set forth in the Charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund’s financial statements, and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm for the Fund is responsible for auditing the Fund’s financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

          The Audit Committee consists of Ms. Duffy and Messrs. Dempsey, Hooper, and Moore, all of whom are “independent” Directors of the Fund, as defined in the listing standards of the New York Stock Exchange. The Board of Directors has determined that Ms. Duffy is qualified to serve as the Fund’s Audit Committee financial expert. The Audit Committee is responsible for the engagement of the independent registered public accounting firm and reviewing with the independent registered public accounting firm the plan and results of the audit engagement and matters having a material effect on the Fund’s financial operations. The Audit Committee met two times during the fiscal year ended October 31, 2011

          In performing its oversight function, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 114, The Auditor’s Communication with Those Charged with Governance, AU Section 380, as modified or supplemented. The Audit Committee has also received the written disclosures from the independent registered public accounting firm required by Public Company Accounting Oversight Board (“PCAOB”) Ethics and Independence Rule 3526, Communications with Audit Committees Concerning Independence, as may be modified or supplemented, and has discussed with the independent registered public accounting firm its independence.

          The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with accounting principles generally accepted in the United States of America or that the Fund’s auditors are in fact “independent”.

          Based upon the reports and discussion described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Charter, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund’s Annual Report for the year ended October 31, 2011.

Submitted by the Audit Committee of the Fund’s Board of Directors

Margaret Duffy
David Dempsey
Peter J. Hooper
George G. Moore

Governance and Nominating Committee

          The Fund’s Governance and Nominating Committee is currently composed of Ms. Duffy and Messrs. Hooper, Dempsey, Kelleher, and Moore. All of the members of the Governance and Nominating Committee are independent, as independence is defined in the listing standards of the NYSE applicable to closed-end funds. The primary purposes and responsibilities of the Governance, and Nominating Committee are (i) reviewing governance standards of the Board in light of best practices (with the understanding that the Board will seek to conform its practices to what it perceives to be best practices); (ii) screening and nominating candidates for election to the Board of Directors in the event that a position is vacated or created; (iii) setting any necessary standards or qualifications for service on the Board; (iv) reviewing any policy matters affecting the operation of the Board or Board committees and making recommendations to the Board as deemed appropriate by the Governance and Nominating Committee; and (v) establishing and reviewing Director compensation.

          If a vacancy on the Board were to exist, the Committee would consider recommendations for Independent Director candidates properly submitted by Fund shareholders. Shareholders should submit such recommendations for nomination in a signed writing addressed to the Board of Directors of the Fund, c/o Secretary of the Fund. The Governance and Nominating Committee was formed on April 23, 2012 when the previous Nominating Committee and Compensation Committee were merged into a newly formed Governance and Nominating Committee. The former Nominating Committee of the Fund met once during the Fund’s fiscal year ended October 31, 2011, and most recently on March 27, 2012, to consider the nomination of Messrs. Hooper and Moore. The former Compensation Committee met once during the Fund’s fiscal year ended October 31, 2011.

          The Board has adopted a written charter for the Governance and Nominating Committee which was approved on April 23, 2012, and is available at the Fund’s website, www.newirelandfund.com. The Governance and Nominating Committee Charter describes the factors considered by the Committee in selecting nominees. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof. The Governance and Nominating Committee will treat all equally qualified candidates in the same manner. The Governance and Nominating Committee may modify its policies and procedures for director nominees and recommendations in response to changes in the Fund’s circumstances, and as applicable legal or listing standards change.

Other Committees

          The Board of Directors has a Valuation Committee consisting of Messrs. Moore, Hawkshaw, Hooper and Kelleher, which is responsible for monitoring the Investment Adviser’s valuation of securities for which market quotations are not readily available and for making such determination as necessary should changes in an approved valuation be recommended during the period between Board meetings. The Valuation Committee of the Fund met once during the Fund’s fiscal year ended October 31, 2011.

Stockholder Communications

          Shareholders who wish to send communications to the Board should address them to the Board of Directors of the Fund, BNY Mellon Investment Servicing (US) Inc., One Boston Place, 201 Washington Street, 34th Floor, Boston, MA 02108. All such communications will be directed to the Board’s attention.

          The Fund does not have a formal policy regarding attendance of Directors at the Annual Meeting of Stockholders; however, all of the Directors of the Fund, with the exception of Mr. Moore, attended the June 7, 2011 Annual Meeting of Stockholders and all of the Directors of the Fund, with the exception of Mr. Kelleher attended the reconvening of the Annual Meeting of Stockholders on July 21, 2011.

Required Vote

          In the election of a Director of the Fund, a plurality of the votes cast by the Fund shareholders represented at a Meeting at which a quorum is present is required to elect a Director candidate. For this purpose, votes that are withheld will have no effect on the outcome of the election.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE
“FOR” PROPOSAL NO. 1.

ADDITIONAL INFORMATION

Investment Adviser

          Kleinwort Benson Investors International Ltd (“KBI”), One Rockefeller Plaza, 33rd Floor, New York, NY 10020, and headquartered at Joshua Dawson House, Dawson Street, Dublin 2, Ireland currently serves as the Fund’s Investment Adviser.

Administrator

          BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) acts as the Fund’s Administrator pursuant to an Administration Agreement between the Administrator and the Fund. The principal business address of the Administrator is One Boston Place, 201 Washington Street, 34th Floor, Boston, Massachusetts 02109.

Independent Registered Public Accounting Firm

          At a meeting held on December 6, 2011, the Audit Committee, which consists entirely of Independent Directors selected Tait, Weller & Baker LLP (“Tait Weller”), 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania to serve as the independent registered public accounting firm for the Fund for the fiscal year ending October 31, 2012. The selection of Tait Weller was subsequently ratified and approved by the entire Board. Tait Weller was also the independent registered public accounting firm for the Fund for the fiscal year ended October 31, 2011. Tait Weller has advised the Fund that, to the best of its knowledge and belief, as of the Record Date, no Tait Weller professional had any direct or material indirect ownership interest in the Fund inconsistent with independent professional standards pertaining to accountants. It is expected that representatives of Tait Weller will not be present at the Meeting, but will be available by telephone to answer any questions that may arise. In reliance on Rule 32a-4 under the 1940 Act, the Fund is not seeking shareholder ratification of the selection of Tait Weller as independent registered public accounting firm.

          Set forth in the table below are fees billed to the Fund by Tait Weller for professional services rendered to the Fund for the fiscal years ended October 31, 2010 and October 31, 2011. There were no other fees billed to the Fund.

Fiscal Year Ended	Audit Fees	Audit-Related Fees	Tax Fees*	All Other Fees

10/31/11	$36,500	—	$3,800	—

10/31/10	$36,500	—	$3,800	—

* Fees billed to the Fund in connection with tax consulting services, including the review of the Fund’s income tax returns.

          The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm. All of the audit and tax services described above for which Tait Weller billed the Fund fees for the fiscal years ended October 31, 2011 and October 31, 2010 were pre-approved by the Audit Committee.

          Tait Weller did not bill any non-audit fees for services rendered to the Investment Adviser, or any entity controlling, controlled by, or under the common control with the Investment Adviser that provides ongoing services to the Fund, for the fiscal years ended October 31, 2011 and October 31, 2010.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL/RECORD OWNERS

          To the knowledge of the Fund, as of the Record Date, (i) the Directors and officers of the Fund as a “group” (as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) owned less than 1% of the outstanding securities of such Fund, and (ii) no person owned of record or owned beneficially more than 5% of the Fund’s outstanding shares, except as listed below.

Shareholder Name and Address	Amount and Nature of Ownership	Percent of Shares

Cede & Co. (1)	6,027,747 (record)	97.19%
55 Water Street, 25th Floor
New York, NY 10041

(1) A nominee partnership of The Depository Trust Company.

          The shares held by Cede & Co. include the account set forth below. This information is based on publicly available information such are Schedule 13D and 13G disclosures filed with the SEC or other similar regulatory filings from foreign jurisdictions.

Shareholder Name and Address	Amount and Nature of Ownership	Percent of Shares

Bulldog Investors, Brooklyn Capital Management, Phillip Goldstein and Andrew Dakos Park 80 West, 250 Pehle Ave., Suite 708 Saddle Brook, NJ 07663	832,959 (record)	13.43%

Section 16(a) Beneficial Ownership Reporting Compliance

          Section 16(a) of the 1934 Act, and Section 30(h) of the 1940 Act, and the rules thereunder, require that the Fund’s Directors and officers, certain persons affiliated with the Investment Adviser, and persons who own more than 10% of a registered class of the Fund’s securities, file reports of ownership and changes of ownership with the SEC and, in some cases, the New York Stock Exchange. Directors, officers, and greater than 10% shareholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file.

          Based solely upon the Fund’s review of the copies of such forms it received and written representations from certain of such persons, the Fund believes that during the Fund’s fiscal year ended October 31, 2011 these persons complied with all such applicable filing requirements.

Broker Non-votes and Abstentions

          A proxy on shares held by brokers or nominees which (a) is properly executed and returned accompanied by instructions to withhold authority to vote, or (b) as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter, represents a broker “non-vote”. Proxies that reflect abstentions or broker non-votes (collectively, “abstentions”) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Under Maryland law, abstentions do not constitute a vote “for” or “against” a matter and will be disregarded in determining the “votes cast” on a proposal.

          The election of Directors (Proposal 1) requires that each successful candidate receives a plurality of the votes cast at the Meeting; therefore, abstentions will be disregarded.

          Stockholders of the Fund will be informed of the voting results of the Meeting in the Fund’s Annual Report for the year ending October 31, 2012.

OTHER MATTERS

          No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed proxy will vote thereon according to their best judgment in the interests of the Fund.

STOCKHOLDER PROPOSALS

          A stockholder’s proposal intended to be presented at the Fund’s Annual Meeting of Stockholders to be held in 2013 must be received by the Fund on or before January 7, 2013 in order to be included in the Fund’s proxy statement and proxy relating to that meeting and must satisfy the requirements of federal securities laws.

Vincenzo A. Scarduzio, Esq.
Secretary

Dated: April 30, 2012

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES

ANNUAL MEETING OF STOCKHOLDERS OF

THE NEW IRELAND FUND, INC.

June 5, 2012

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at www.newirelandfund.com

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

â	Please detach along perforated line and mail in the envelope provided.	â

20200000000000000000 6	060512

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 1. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

(1) Election of Directors:

NOMINEES:
☐	FOR ALL NOMINEES	¡	Peter Hooper (Class I Director)
		¡	George Moore (Class I Director)
☐	WITHHOLD AUTHORITY
FOR ALL NOMINEES

☐	FOR ALL EXCEPT
(See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

(2)	To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the nominees. Please refer to the proxy statement for a discussion of all the proposals.

PLEASE SIGN AND DATE BELOW AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

‚

THE NEW IRELAND FUND, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

Annual Meeting of Stockholders — June 5, 2012

          The undersigned hereby appoints Peter J. Hooper, Lelia Long and Colleen Cummings, and each of them, attorneys in fact and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned as designated on the reverse side of this proxy card, all stock of The New Ireland Fund, Inc. held of record by the undersigned on April 9, 2012 at the Annual Meeting of Stockholders (the “Meeting”) to be held on June 5, 2012, and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

          A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

(Continued on the reverse side)

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